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                                                                    EXHIBIT 99.3

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, James E. Rohr, Chairman and Chief Executive Officer, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of The PNC Financial Services Group, Inc. (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - the Annual Report on Form 10-K of The PNC Financial Services Group, Inc. for the fiscal year ended December 31, 2001 filed with the Commission;

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The PNC Financial Services Group, Inc., filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -        any amendments to any of the foregoing.


/S/ James E. Rohr                                   Subscribed and sworn to
---------------------------------
James E. Rohr                                       before me this 14th day of
                                                    August, 2002
Date: August 14, 2002                               /s/ Jonathan A. Salzman
----------------------                              -------------------------
                                                    Notary Public

                                                    My Commission Expires:
                                                    October 31, 2005
                                                    -------------------------

[Embossed Notarial Seal]                            [Stamped Notarial Seal]